Goodwill and Other Intangible Assets	12 Months Ended
Dec. 31, 2012
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Other Intangible Assets
Goodwill and Other Intangible Assets

A. Goodwill

The following table provides the components of and changes in the carrying amount of Goodwill:
(MILLIONS OF DOLLARS)	Primary Care		Specialty Care and Oncology	Established Products and Emerging Markets	Other Operating Segments(a)	Total
Balance, January 1, 2011	$6,050	—	$16,659	$18,274	$2,449	$43,432
Additions(b)	129		300	321	55	805
Other(c)	50		138	151	(7)	332
Balance, December 31, 2011	6,229		17,097	18,746	2,497	44,569
Additions(d)	—		—	91	514	605
Other(c)	(77)		(212)	(234)	21	(502)
Balance, December 31, 2012	$6,152		$16,885	$18,603	$3,032	$44,672

(a)	Reflects amounts associated with Animal Health and Consumer Healthcare.

(b)	Primarily reflects the acquisition of King (see Note 2A. Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments: Acquisitions).

(c)	Primarily reflects the impact of foreign exchange.

(d)	Related to our acquisitions of Ferrosan, Alacer and NextWave (see Note 2A. Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments: Acquisitions).

As of December 31, 2012 and 2011, the gross goodwill balance was $45.2 billion and $45.1 billion, respectively. Accumulated goodwill impairment losses, generated entirely by our Animal Health operating segment in fiscal 2002, were $536 million as of December 31, 2012 and 2011.

B. Other Intangible Assets

The following table provides the components of Identifiable intangible assets:
	December 31, 2012			December 31, 2011
(MILLIONS OF DOLLARS)	Gross Carrying Amount	Accumulated Amortization	Identifiable Intangible Assets, less Accumulated Amortization	Gross Carrying Amount	Accumulated Amortization	Identifiable Intangible Assets, less Accumulated Amortization
Finite-lived intangible assets
Developed technology rights	$73,112	$(37,069)	$36,043	$72,678	$(31,922)	$40,756
Brands	1,873	(781)	1,092	1,678	(687)	991
License agreements and other	1,085	(793)	292	1,048	(577)	471
	76,070	(38,643)	37,427	75,404	(33,186)	42,218
Indefinite-lived intangible assets
Brands	7,828	—	7,828	7,694	—	7,694
In-process research and development	688	—	688	1,200	—	1,200
Trademarks/Tradenames	70	—	70	72	—	72
	8,586	—	8,586	8,966	—	8,966
Identifiable intangible assets(a)	$84,656	$(38,643)	$46,013	$84,370	$(33,186)	$51,184

(a)
The decrease is primarily related to amortization, as well as impairment charges (see Note 4. Other Deductions—Net), partially offset by the assets acquired as part of the acquisitions of NextWave, Ferrosan and Alacer (see Note 2A. Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments: Acquisitions).

As of December 31, 2012, our identifiable intangible assets are associated with the following, as a percentage of total identifiable intangible assets, less accumulated amortization:

•	Developed Technology Rights: Specialty Care (66%); Established Products (19%); Primary Care (13%); Animal Health (1%); and Oncology (1%);

•	Brands, finite-lived: Consumer Healthcare (64%); Established Products (24%); and Animal Health (12%);

•	Brands, indefinite-lived: Consumer Healthcare (66%); and Established Products (34%); and

•	IPR&D: Worldwide Research and Development (55%); Established Products (20%); Primary Care (12%); Specialty Care (10%); and Animal Health (3%).

There are no percentages for our Emerging Markets business unit as it is a geographic-area unit, not a product-based unit. The carrying value of the assets associated with our Emerging Markets business unit is included within the assets associated with the other four biopharmaceutical business units.

For information about intangible asset impairments, see Note 4. Other Deductions—Net.

Developed Technology Rights

Developed technology rights represent the amortized cost associated with developed technology, which has been acquired from third parties and which can include the right to develop, use, market, sell and/or offer for sale the product, compounds and intellectual property that we have acquired with respect to products, compounds and/or processes that have been completed. We possess a well-diversified portfolio of hundreds of developed technology rights across therapeutic categories, primarily representing the commercialized products included in our five biopharmaceutical business units. Virtually all of these assets were acquired in connection with our Wyeth acquisition in 2009 and our Pharmacia acquisition in 2003. The more significant components of developed technology rights are the following (in order of significance): Prevnar 13/Prevenar 13 Infant and Enbrel and, to a lesser extent, Premarin, Prevnar 13/Prevenar 13 Adult, Effexor, Pristiq, Tygacil, BMP-2, Refacto AF and Benefix. Also included in this category are the post-approval milestone payments made under our alliance agreements for certain biopharmaceutical products.

Brands

Brands represent the amortized or unamortized cost associated with tradenames and know-how, as the products themselves do not receive patent protection. Most of these assets are associated with our Consumer Healthcare business unit. Virtually all of these assets were acquired in connection with our Wyeth acquisition in 2009 and our Pharmacia acquisition in 2003. The more significant components of indefinite-lived brands are the following (in order of significance): Advil, Xanax, Centrum and Medrol. The more significant components of finite-lived brands are the following (in order of significance): Depo-Provera, Advil Cold and Sinus and Idoform and Bifiform.

In-Process Research and Development

IPR&D assets represent research and development assets that have not yet received regulatory approval in a major market. The more significant components of IPR&D are a treatment for skin fibrosis and programs for the treatment of staph aureus infections and epilepsy, as well as a vaccine for the prevention of meningitidis serogroup B in adolescents and young adults.

IPR&D assets are required to be classified as indefinite-lived assets until the successful completion or the abandonment of the associated research and development effort. Accordingly, during the development period after the date of acquisition, these assets will not be amortized until approval is obtained in a major market, typically either the U.S. or the EU, or in a series of other countries, subject to certain specified conditions and management judgment. At that time, we will determine the useful life of the asset, reclassify the asset out of in-process research and development and begin amortization. If the associated research and development effort is abandoned, the related IPR&D assets will likely be written-off, and we will record an impairment charge.

Among the IPR&D assets reclassified to Developed Technology rights as a result of being approved in a major market were the following: in 2012, two IPR&D assets with a combined book value of approximately $160 million and, in late 2011, Prevenar 13 for adults age 50 years and older and Vyndaqel (tafamidis meglumine), with a combined book value of approximately $2.3 billion.
For information about impairments of IPR&D assets, see Note 4. Other Deductions––Net.
For IPR&D assets, the risk of failure is significant and there can be no certainty that these assets ultimately will yield a successful product. The nature of the biopharmaceutical business is high-risk and, as such, we expect that many of these IPR&D assets will become impaired and be written off at some time in the future.

Amortization

The weighted-average life of both our total finite-lived intangible assets and the largest component, Developed technology rights, is approximately 11 years. Total amortization expense for finite-lived intangible assets was $5.4 billion in 2012, $5.8 billion in 2011 and $5.5 billion in 2010.

The following table provides the annual amortization expense expected for the years 2013 through 2017:
(MILLIONS OF DOLLARS)	2013	2014	2015	2016	2017
Amortization expense	$4,804	$4,145	$3,735	$3,488	$3,373